Filed pursuant to Rule 497(e)
Registration Nos. 333-118634; 811-21625

Intrepid Capital Management Funds Trust

Intrepid International Fund Institutional Class (Not Available for Sale) Investor Class (Ticker: ICMIX)

Supplement dated May 8, 2019
to the Summary Prospectus, Statutory Prospectus, and Statement of Additional Information,
each dated January 28, 2019

Based upon the recommendation of Intrepid Capital Management, Inc. (the “Adviser”), the Board of Trustees (the “Board”) of Intrepid Capital Management Funds Trust (the “Trust”) approved a plan of liquidation (the “Plan of Liquidation”) of the Intrepid International Fund (the “Fund”), a series of the Trust. Pursuant to the Plan of Liquidation, the Fund will be liquidated on or around September 27, 2019 (the “Liquidation” or “Liquidation Date”). Shareholder approval of the Plan of Liquidation is not required.

In anticipation of the Liquidation, effective as of the close of trading on the New York Stock Exchange on May 8, 2019 (“close of business”), the Fund is closed to new investments. Shareholders may continue to redeem shares of the Fund as described in the Fund’s Prospectus.  In addition, effective May 8, 2019, the Adviser will begin an orderly transition of the Fund’s portfolio holdings to cash and cash equivalents and the Fund will cease investing its assets in a manner designed to achieve its investment objective. The Adviser will bear all expenses incurred in carrying out the Plan of Liquidation.

Under the terms of the Plan of Liquidation, the Fund will liquidate its assets at the close of business on the Liquidation Date, at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares.

Shareholders may voluntarily redeem their shares before the Liquidation Date.  Accounts not redeemed by September 27, 2019, will automatically be redeemed on September 30, 2019, and net cash proceeds, less any required tax withholding, as described below, will be sent to the address of record.

If the redeemed shares are held in a qualified retirement account, the redemption proceeds may not be subject to current income taxation.  You should consult with your tax advisor on the consequences of this redemption to you.  If, for example, you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 1-866-996-FUND prior to September 27, 2019 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

The sale of portfolio holdings will result in the Fund realizing gains or losses, and the proceeds payable to shareholders will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.  The Fund may also make a distribution of undistributed net income and/or capital gains prior to the Liquidation Date.

If you have any questions, please call the Intrepid Funds at 1-866-996-FUND (toll free).
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The date of this Supplement is May 8, 2019.
Please retain this Supplement for future reference.